UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): DECEMBER 2, 2004
                                                         ----------------

                                 TECHLABS, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


     FLORIDA                        000-26233                  65-0843965
 ---------------                  ------------           ----------------------
 (State or other                  (Commission                (IRS Employer
 jurisdiction of                  File Number)           Identification Number)
  incorporation)


               8905 KINGSTON PIKE, SUITE 307, KNOXVILLE, TN 37923
         --------------------------------------------------------------
                   (Address of executive offices and Zip Code)


       Registrant's telephone number, including area code: (215) 243-8044
                                                           --------------

                                 NOT APPLICABLE
                            -------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

          On December 2, 2004 the company issued a press release announcing the commencement of operations for its first anti-aging center in Florida. A copy of the press release is included herewith as exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits

          Exhibit No.                       Description
          -----------                       -----------

             99.1              Press Release dated December 2, 2004.









                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Techlabs, Inc.


Date: December 6, 2004                  By: /s/ Jayme Dorrough
                                            ------------------
                                            Jayme Dorrough, President


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